UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 26, 2021

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 1200, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01     Other Events.

In connection with Bright Health Group, Inc.'s ("we" or the "Company") initial public offering (the "IPO"), our directors, executive officers and significant equityholders entered into lock-up agreements with the underwriters of the IPO that, subject to certain exceptions, restrict such holders' ability to sell, dispose of or hedge any shares of our common stock or securities convertible into or exchangeable for shares of common stock during the period from June 23, 2021 continuing through the date 180 days thereafter (the "Lock-Up Period"). All remaining holders of common stock or securities convertible into or exchangeable for shares of common stock outstanding immediately prior to the consummation of the IPO are subject to market standoff agreements with the Company that restrict certain transfers of such securities for up to 180 days after June 23, 2021. The lock-up agreements with the underwriters provide that if such 180-day period ends during or within the nine trading days of the start of a regularly scheduled trading black-out period under the Company’s insider trading policy, the above referenced expiration date will instead be the tenth trading day immediately preceding the commencement of such trading black-out period.

The Lock-Up Period is scheduled to end on December 20, 2021, which falls within the Company’s quarterly black-out period that commences on December 15, 2021. Therefore, in accordance with the lock-up agreements with the underwriters, the Lock-Up Period will end on December 1, 2021, and shares subject to the Lock-Up Period will be eligible to begin trading on December 2, 2021, subject to volume and other limitations and restrictions. The Company will also release the holders subject to the market standoff agreements when such Lock-Up Period ends.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

Date:	November 26, 2021	By:	/s/ Keith Nelsen
		Name:	Keith Nelsen
		Title:	General Counsel and Corporate Secretary